Exhibit 12(b)

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Funds does hereby certify, to such officer’s knowledge, that:

The report on Form N-CSR of the TIAA-CREF Funds (the “Funds”) dated October 31, 2010 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: December 16, 2010	By:	/s/ Scott C. Evans

Scott C. Evans
President and Principal Executive Officer
(principal executive officer)

Dated: December 16, 2010	By:	/s/ Phillip G. Goff

Phillip G. Goff
Principal Financial Officer, Principal Accounting
Officer and Treasurer
(principal financial officer)